Exhibit 99.1

Investor Contact:	Media Contact:
Arthur Shannon	Lainie Keller
arthur.shannon@bauschhealth.com	lainie.keller@bauschhealth.com
(514) 856-3855	(908) 927-1198
(877) 281-6642 (toll free)

BAUSCH HEALTH ANNOUNCES IT IS SEEKING TO REFINANCE ITS EXISTING CREDIT AGREEMENT AND CONDITIONAL REDEMPTION OF EXISTING NOTES - THESE STEPS WILL ENABLE BAUSCH + LOMB IPO AND FACILITATE FULL SEPARATION

LAVAL, Quebec, Jan. 18, 2022 – Bausch Health Companies Inc. (NYSE/TSX: BHC) (“Bausch Health” or the “Company”) announced today that it is seeking to refinance its existing credit agreement (the “Credit Agreement” and such refinancing, the “Credit Agreement Refinancing”). The refinanced Credit Agreement is expected to consist of approximately $2.5 billion of term B loans (the “New Term B Loans”) and a $975 million revolving credit facility. The Credit Agreement Refinancing is expected to occur only upon completion of the initial public offering (IPO) of Bausch + Lomb Corporation (“Bausch + Lomb” and such offering, the “Bausch + Lomb IPO”) and a related debt financing by Bausch + Lomb (the “Bausch + Lomb Debt Financing”). At the time of the Bausch + Lomb IPO, Bausch + Lomb will initially remain a “restricted” subsidiary subject to the terms of the Credit Agreement covenants, but the Credit Agreement Refinancing is expected to permit Bausch Health to designate Bausch + Lomb as an “unrestricted” subsidiary outside the terms of the Credit Agreement covenants upon achievement of a 7.6x pro forma “Total Leverage Ratio.” The Credit Agreement Refinancing is designed to facilitate the separation and distribution of Bausch + Lomb.

The Company also intends, subject to market conditions, to issue approximately $1.0 billion of secured debt securities (the “New Debt Securities”). The proceeds of the New Term B Loans and the offering of the New Debt Securities, along with proceeds from the Bausch + Lomb IPO and from the repayment of an intercompany note owed by Bausch + Lomb (which is expected to be funded by the Bausch + Lomb Debt Financing), are expected to be used to fund the redemption in full of our outstanding 6.125% Senior Notes due 2025 (the “6.125% Notes due 2025”), refinance all of the existing Term B Loans, fund a partial redemption of our outstanding 9.000% Senior Notes due 2025 (the “9.000% Notes due 2025” and, collectively with the 9.000% Notes due 2025, the “Existing Notes”) and to pay related fees, premiums and expenses.

The Company also announced that it intends to issue today conditional notices of redemption to redeem in full all of its outstanding 6.125% Notes due 2025 and to redeem $370 million aggregate principal amount of its outstanding 9.000% Notes due 2025. The redemption of the 6.125% Notes due 2025 will be conditioned upon the completion of the Credit Agreement Refinancing (the “6.125% Notes Condition”). The Company intends to discharge the indenture governing the 6.125% Notes due 2025 concurrently with satisfying such 6.125% Notes Condition. The redemption of the 9.000% Notes due 2025 will be conditioned upon the receipt of aggregate gross proceeds from the Bausch + Lomb IPO, the Bausch + Lomb Debt Financing, the Credit Agreement Refinancing and the offering of the New Debt Securities of at least $7.0 billion (the “9.000% Notes Condition” and, together with the 6.125% Notes Condition, the “Conditions”).

Copies of the conditional notices of redemption with respect to the Existing Notes will be issued today to the record holders of the applicable series of Existing Notes. Payment of the redemption price and surrender of the applicable series of Existing Notes for redemption will be made through the facilities of the Depository Trust Company in accordance with the applicable procedures of the Depository Trust

Company on Feb. 17, 2022, unless the applicable Condition is not satisfied, in which case the applicable redemption date will be delayed until the relevant Condition is satisfied. The name and address of the paying agent are as follows: The Bank of New York Mellon Trust Company, N.A., c/o The Bank of New York Mellon; 111 Sanders Creek Parkway, East Syracuse, N.Y. 13057; Attn: Redemption Unit; Tel: (800) 254- 2826.

The foregoing transactions are subject to market and other conditions and are anticipated to close in the first quarter of 2022. However, there can be no assurance that the Company will be able to successfully complete the transactions, on the terms described above, or at all.

The New Debt Securities will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities law and may not be offered or sold in the United States absent registration or an applicable exemption from registration under the Securities Act and applicable state securities laws. The New Debt Securities have not been and will not be qualified for sale to the public by prospectus under applicable Canadian securities laws and, accordingly, any offer and sale of the securities in Canada will be made on a basis which is exempt from the prospectus requirements of such securities laws.

This news release is being issued pursuant to Rule 135c under the Securities Act and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. This news release does not constitute a notice of redemption with respect to either series of Existing Notes.

About Bausch Health

Bausch Health Companies Inc. (NYSE/TSX: BHC) is a global company whose mission is to improve people’s lives with our health care products. We develop, manufacture and market a range of pharmaceutical, medical device and over-the-counter products, primarily in the therapeutic areas of eye health, gastroenterology and dermatology. We are delivering on our commitments as we build an innovative company dedicated to advancing global health.

Forward-looking Statements

This news release may contain forward-looking statements, including, but not limited to, our financing plans and the details thereof, including the proposed use of proceeds therefrom, whether the Conditions to the redemption of the Existing Notes will occur, the expected timing of the Credit Agreement Refinancing (including the New Term B Loans) and our ability to close such transaction, the offering of the New Debt Securities proposed in connection with Credit Agreement Refinancing and the details thereof, the other expected effects of the Credit Agreement Refinancing, the offering of the New Debt Securities, the timing expectations of the Bausch + Lomb IPO, the Bausch + Lomb Debt Financing, the Solta Medical IPO and the Company’s plan to spinoff or separate its eye health business from the remainder of Bausch Health, subject to market conditions and regulatory, stock exchange and other necessary approvals, that the spinoff will occur following the expiry of customary lock-ups and the achievement of our target net leverage ratios, subject to receipt of shareholder and necessary approvals, the capitalization structure of such transaction, the anticipated dis-synergies resulting from such transaction (including the allocation thereof between the separated entity and the remainder of Bausch Health) and the Company’s plans and expectations for 2022 and beyond. Forward-looking statements may generally be identified by the use of the words “anticipates,” “expects,” “predicts,” “goals,” “intends,” “plans,” “should,” “could,”

“would,” “may,” “will,” “believes,” “estimates,” “potential,” “target,” “commit,” “forecast,” “tracking,” or “continue” and variations or similar expressions, and phrases or statements that certain actions, events or results may, could, should or will be achieved, received or taken or will occur or result, and similar such expressions also identify forward-looking information. These forward-looking statements are based upon the current expectations and beliefs of management and are provided for the purpose of providing additional information about such expectations and beliefs and readers are cautioned that these statements may not be appropriate for other purposes. These forward-looking statements are subject to certain risks and uncertainties that could cause actual results and events to differ materially from those described in these forward-looking statements. These risks and uncertainties include, but are not limited to, the risks and uncertainties discussed in the Company’s most recent annual and quarterly reports and detailed from time to time in the Company’s other filings with the U.S. Securities and Exchange Commission, including those identified in Bausch + Lomb’s filings relating to the Bausch + Lomb IPO, and the Canadian Securities Administrators, which risks and uncertainties are incorporated herein by reference. They also include, but are not limited to, risks and uncertainties caused by or relating to the evolving COVID-19 pandemic, the fear of that pandemic, the availability and effectiveness of vaccines for COVID-19 (including with respect to current or future variants), COVID-19 vaccine immunization rates, new lockdowns in certain countries the emergence of variant strains of COVID-19 and the potential effects of that pandemic, the severity, duration and future impact of which are highly uncertain and cannot be predicted, and which may have a material adverse impact on the Company, including but not limited to its supply chain, third-party suppliers, project development timelines, employee base, liquidity, stock price, financial condition and costs (which may increase) and revenue and margins (both of which may decrease).

Readers are cautioned not to place undue reliance on any of these forward-looking statements. These forward-looking statements speak only as of the date hereof. Bausch Health undertakes no obligation to update any of these forward-looking statements to reflect events or circumstances after the date of this news release or to reflect actual outcomes, unless required by law.

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